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                                                                 EXHIBIT 10.73


THE SECURITY REPRESENTED BY THIS INSTRUMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS SO REGISTERED OR UNLESS AN EXCEPTION FROM SUCH REGISTRATION IS AVAILABLE

                    SECURED NON-RECOURSE PROMISSORY NOTE
                    ------------------------------------

$700,000                                                      Chicago, Illinois
                                                                  April 7, 1997

     FOR VALUE RECEIVED, the undersigned, DEBRA A. CAFARO (the "Borrower"), hereby promises to pay to AMBASSADOR APARTMENTS, L.P., ("Lender"), the principal amount of SEVEN HUNDRED THOUSAND DOLLARS ($700,000), together with interest accruing from the date hereof until maturity on the principal amount from time to time remaining unpaid hereunder computed on the basis of a 365-day year at a rate of SIX AND THIRTY-EIGHT HUNDREDTHS percent (6.38%) per annum. The Borrower shall use the principal amount of this Note advanced to the Borrower to purchase 32,990 common units of partnership interest in the Lender (the "Pledged Common Units").

     1. Payment of Principal and Interest. The Borrower shall pay to the Lender any and all accrued and unpaid interest on this Note, quarterly in arrears, which payment shall be due on the same date as regular quarterly distributions are made with respect to the Pledged Common Units; provided, however, that any such payment of interest shall be in respect of (and based upon the number of days in) the fiscal quarter of Lender that the corresponding distribution is in respect of. If no such distribution is made by the last day of the second month of any fiscal quarter of the Lender, then on such date the Borrower shall pay to the Lender any and all accrued and unpaid interest on this Note as of the last day of the immediately preceding fiscal quarter. Any and all distributions to which the Borrower may be entitled under the terms of the Amended and Restated Agreement of Limited Partnership of Ambassador Apartments, L.P. dated as of August 31, 1994, as amended through the date hereof (the "Partnership Agreement"), in respect of the Pledged Common Units shall immediately be applied by the Lender first to pay any and all accrued and unpaid interest on this Note required to be paid by Borrower pursuant to the first two sentences of this Section 1, with the Borrower being entitled to receive and retain the amount of cash distributions, if any, which are in excess of such interest payments ("Excess Distributions"). In addition, the proceeds of the transfer of all or any portion of the Pledged Common Units (which transfer requires the prior written consent of the Lender, which it may withhold in its sole discretion)







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shall be applied by the Lender first to pay any and all accrued and unpaid interest on this Note and then to pay any unpaid principal on this Note. All principal and interest which have not theretofore been prepaid pursuant to the previous four sentences shall be due and payable on the earlier of (i) June 30, 2000, and (ii) six months after the termination of Borrower's employment with the Company and the Partnership for any reason; provided, however, that the June 30, 2000, maturity date of this Note shall not be accelerated by any termination of the Employment Term (as defined in the Employment Agreement, dated as of the date hereof, between Ambassador Apartments, Inc. and the undersigned (the "Employment Agreement")) pursuant to Sections 5(a)(i), 5(a)(iii), 5(b)(i) (other than pursuant to clause (z) of the definition of Good Reason (as defined in the Employment Agreement) or 5(c) of the Employment Agreement. In addition, the accelerated maturity date applicable to any other termination of the Employment Term (i.e., the date which is 6 months following such termination) shall be extended by the duration of and for so long as there shall exist any blackout period or other condition not in the control of Executive which becomes operative during the period following such termination and which prohibits the conversion of the Pledged Common Units, or a delay not in the control of Borrower in registering the Common Stock of Ambassador Apartments, Inc. received upon conversion of the Pledged Common Units for sale, either due to the pendency of a registration blackout or caused by the unavailability of such a registration statement or a prospectus as may be necessary for such sale to be effectuated. The intent of the foregoing extensions of the accelerated maturity date is to afford Borrower the full benefit of a "normal" six-month period following termination of her employment in which to convert the Pledged Common Units and to sell such Common Stock, so as to be able to repay this Note.

     2. Security Interest; Exculpation. All of the obligations of the Borrower constitute one loan secured by the Lender's security interests in the Pledged Common Units pledged by the Borrower to the Lender pursuant to that certain Pledge and Security Agreement date of even date herewith executed by the Borrower and the Lender (the "Pledge Agreement"), and by all other security interests, liens, mortgages, claims and encumbrances now or from time to time hereafter granted by the Borrower to the Lender under the Pledge Agreement (collectively, the "Collateral"). Notwithstanding anything to the contrary contained herein or in any documents or instruments at any time evidencing or securing the Loan (including the Pledge Agreement), this Note and the obligations and liabilities evidenced or secured hereby, or by such documents and instruments, are non-recourse, and it is understood and agreed that the Borrower shall not be personally liable for the repayment of this Note, or any of such obligations or liabilities, and that in any proceeding for the enforcement of the indebtedness evidenced by this Note,





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or such obligations or liabilities, the Lender shall only have the right to exercise its lien on, or security interest in, the Collateral, and may not seek or obtain any personal or other judgment against the Borrower or any other person personally or any other assets or properties of the Borrower or any other person.

     3. Default. The occurrence of any of the following events shall constitute an "Event of Default" under this Note:

     (i) the Borrower fails to pay any of its obligations, including, without limitation, any payment of interest or principal under this Note, when such obligations are due;

     (ii) the Borrower fails or neglects to perform, keep or observe any of the covenants, conditions or agreements contained in this Note;

     (iii) any warranty or representation now or hereafter made by the Borrower in connection with this Note is untrue or incorrect in any material respect;

     (iv) bankruptcy, reorganization, receivership, insolvency or other similar proceedings shall be instituted by or against the Borrower or all or any part of the Borrower's property under the Federal Bankruptcy Act or other law of the United States or of any state or other competent jurisdiction and, if against the Borrower, the Borrower shall consent thereto or shall fail to cause the same to be discharged within 30 days;

     (v)   any "Event of Default" as such term is defined in the Pledge
           Agreement.

     4. Deliveries. Simultaneously with the execution of this Note, the Borrower shall deliver to the Lender the following:

     (i)  the Pledge Agreement executed by the Borrower; and

     (ii) a direction letter ("Direction Letter") executed by the Borrower to the Lender of even date herewith requesting and authorizing the Lender to (a) apply all distributions to which the Borrower is entitled under the Partnership Agreement directly against the accrued and unpaid interest due and payable by the Borrower under this Note and (b) deliver any Excess Distributions to the Borrower.





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     5. Form and Place of Payment.  Payments on this Note shall be in lawful currency of the United States of America. Payments shall be applied by the Lender against the Borrower's obligations under this Note as provided herein.

     6. Binding Effect. This Note has been duly executed and delivered by the Borrower, is the legal, valid and binding obligation of the Borrower and is enforceable against the Borrower in accordance with its terms.

     7. Business Address. As of the execution hereof, the Borrower's principal and only place of business and residence are located at the addresses set forth in Section 14. The Borrower shall give the Lender at least 15 days' prior written notice of any change in the Borrower's principal place of business or residence. With respect to any such new business or residence location, the Borrower shall execute and deliver to the Lender such documents and take such actions as the Lender deems reasonably necessary to perfect and protect the Lender's security interest in the Pledged Common Units.

     8. Reliance by the Lender. All covenants, agreements, representations and warranties made herein or in the Pledge Agreement by the Borrower shall, notwithstanding any investigation by the Lender, be deemed to be material to and to have been relied upon by the Lender.

     9. Parties and Assignment. Whenever in this Note, a reference is made to any of the parties hereto, such reference shall be deemed to include, wherever applicable, a reference to the successors and assigns of the Borrower and the Lender. Notwithstanding the foregoing, the Borrower may not sell, assign or transfer this Note, or the Pledge Agreement or any portion thereof, including, without limitation, its rights, titles, interests, remedies, powers or duties hereunder or thereunder.

     10. APPLICABLE LAW; SEVERABILITY. THIS NOTE AND THE PLEDGE AGREEMENT HAVE BEEN SUBMITTED TO THE LENDER AT ITS OFFICE IN CHICAGO, ILLINOIS, AND THIS NOTE AND THE PLEDGE AGREEMENT, SHALL NOT BE BINDING UPON THE LENDER OR EFFECTIVE UNTIL ACCEPTED BY THE LENDER AND SHALL BE CONSTRUED AND ENFORCED IN ALL RESPECTS IN ACCORDANCE WITH, AND GOVERNED BY, ALL OF THE PROVISIONS OF THE UNIFORM COMMERCIAL CODE OF THE STATE OF ILLINOIS AND BY THE OTHER INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS. WHENEVER POSSIBLE, EACH PROVISION OF THIS NOTE SHALL BE INTERPRETED IN SUCH A MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS NOTE SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE ONLY TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF





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SUCH PROVISIONS OR THE REMAINING PROVISIONS OF THIS NOTE, PROVIDED THAT WHERE
SUCH PROVISIONS MAY BE WAIVED, THEY HEREBY ARE WAIVED BY THE BORROWER TO THE FULL EXTENT PERMITTED BY LAW TO THE END THAT THIS NOTE SHALL BE DEEMED TO BE VALID AND BINDING IN ACCORDANCE WITH ITS TERMS.

     11. SUBMISSION TO JURISDICTION; WAIVER OF JURY AND BOND. THE BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN CHICAGO IN THE STATE OF ILLINOIS, AND IRREVOCABLY AGREES THAT, SUBJECT TO THE LENDER'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS RELATING TO THIS NOTE AND THE PLEDGE AGREEMENT SHALL BE LITIGATED IN SUCH COURTS, AND THE BORROWER WAIVES ANY OBJECTION WHICH THE BORROWER MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON THE BORROWER, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MAIL OR MESSENGER DIRECTED TO THE BORROWER AT THE ADDRESS SET FORTH IN SECTION 14 AND THAT SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE DAYS AFTER THE SAME SHALL HAVE BEEN POSED TO THE BORROWER'S ADDRESS. THE LENDER AND THE BORROWER ACKNOWLEDGE THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE REQUIRED FOR A BENCH TRIAL AND HEREBY WAIVE, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY, AND WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE LENDER. NOTHING CONTAINED IN THIS SECTION 11 SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR THE PLEDGED COMMON UNITS IN THE COURTS OF ANY OTHER JURISDICTION.

     12. Section Titles. The section and subsection titles contained in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties.

     13. Incorporation by Reference. The provisions of the Pledge Agreement are incorporated in this Note by this reference. Except as otherwise provided in this Note and except as otherwise provided in the Pledge Agreement by specific reference to the applicable provisions of this Note, if any provision contained in this Note is in conflict with, or inconsistent with, any provisions in the Pledge Agreement, the provision contained in this Note shall govern and control.

     14. Notices. Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered five days after deposit in the United States mails, with proper postage prepaid,





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or upon deliver by courier or upon transmission by telex, telecopy or similar electronic medium to the following addresses:



      If to the Lender:    Ambassador Apartments, L.P.
                           77 West Wacker Drive, Suite 4040
                           Chicago, Illinois  60601
                           Attention:  Chief Executive Officer

      And a copy to:       Kirkland & Ellis
                           200 East Randolph Drive
                           Chicago, Illinois  60601
                           Attention:  Robert S. Osborne, P.C.

      If to the Borrower:  Debra A. Cafaro

                           Residence:
                           248 South Avenue
                           Glencoe, Illinois  60022

                           Business:
                           c/o Ambassador Apartments, Inc.
                           77 West Wacker Drive, Suite 4040
                           Chicago, Illinois  60601

                           (Notices to be sent to residence address)

      And a copy to:       Barrack Ferrazzano Kirschbaum Perlman &
                                 Nagelberg
                           333 West Wacker Drive, Suite 2700
                           Chicago, Illinois  60606
                           Attention:  Howard A. Nagelberg

or to such other address as each party designates to the other in the manner herein prescribed.

     15. Waivers. The Borrower, for herself and her heirs, successors and assigns, expressly waives presentment, demand, protest, notice of presentment, notice of protest, notice of dishonor, notice of nonpayment, notice of maturity and presentment for the purpose of accelerating maturity and diligence in collection.

     16. Entire Agreement. This Notice, the Pledge Agreement and the Direction Letter, including all exhibits and other documents attached hereto or thereto or incorporated by reference herein or therein, constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all other understandings, oral or written, with respect to the subject matter hereof.






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     17. No Fiduciary Relationship.  No provision herein or in the Pledge
Agreement and no course of dealing between the parties shall be deemed to create any fiduciary relationship between the Lender and the Borrower.

     18. COUNSEL. THE BORROWER ACKNOWLEDGES THAT THE BORROWER HAS BEEN ADVISED BY COUNSEL OF THE BORROWER'S CHOICE WITH RESPECT TO THIS NOTE AND THE TRANSACTIONS CONTEMPLATED HEREBY, AND THE BORROWER ACKNOWLEDGES AND AGREES THAT
(i) EACH OF THE WAIVERS SET FORTH HEREIN WERE KNOWINGLY AND VOLUNTARILY MADE,
(ii) THE OBLIGATIONS OF THE LENDER HEREUNDER SHALL BE STRICTLY CONSTRUED AND SHALL BE EXPRESSLY SUBJECT TO THE BORROWER'S COMPLIANCE IN ALL RESPECTS WITH THE TERMS AND CONDITIONS HEREIN SET FORTH, AND (iii) NO REPRESENTATIVE OF THE LENDER HAS WAIVED OR MODIFIED ANY OF THE PROVISIONS OF THIS NOTE AS OF THE DATE HEREOF.



                                           _________________________
                                           DEBRA A. CAFARO,
                                           without personal recourse






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